UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 18, 2020

Westlake Chemical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK 29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2020, Westlake Chemical Corporation (the “Company”) announced that the Company’s Board of Directors has appointed Roger L. Kearns, age 57, as Executive Vice President and Chief Operating Officer of the Company, effective January 1, 2021. Since joining the Company in April 2018, Mr. Kearns has served as Executive Vice President, Vinyls Chemicals. Mr. Kearns joined the Company from Solvay SA, where he served as a member of the Executive Committee, with responsibility for Solvay’s advanced materials business cluster, as well as its corporate research organization and North America region. He began his career with Solvay in 1986 as a polyethylene process engineer in Deer Park, Texas and then held a series of manufacturing, technical, marketing and business management positions in the United States, Europe and Asia. In 2004, he was appointed President of Solvay Advanced Polymers. From 2008 to 2012, he was responsible for Solvay’s Asia-Pacific businesses, including its vinyls operations in the region. Mr. Kearns holds a Bachelor of Science degree in chemical engineering from the Georgia Institute of Technology and a Master of Business Administration from Stanford University.

In connection with his new position, Mr. Kearns will have a base pay of $680,000 for 2021 with a 2021 target bonus of 80% under the Company’s Annual Incentive Plan and a long-term incentive target bonus of 230% (each as a percentage of base pay).

There are no family relationships between Mr. Kearns and any director or executive officer of the Company. Mr. Kearns does not have any interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Kearns and any other person pursuant to which he was appointed as an officer of the Company.

A copy of the press release announcing the appointment of Mr. Kearns as Executive Vice President and Chief Operating Officer of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is furnished herewith:

99.1	Press release issued November 18, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

Date: November 18, 2020	By:	/s/ Albert Chao
Albert Chao President and Chief Executive Officer